Exhibit 99.1

Corporate Presentation January 8, 2018

Forward Looking Statements “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995 This presentation contains forward-looking statements within the meaning established by the Private Securities Litigation Reform Act of 1995 ("Act"). The forward-looking statements are intended to qualify under provisions of the federal securities laws for "safe harbor" treatment established by the Act. Forward-looking statements are based on currently available information, expectations, estimates, assumptions and projections, and management's judgment. Words such as would, expects, intends, plans, believes, estimates, assumes, anticipates, projects, predicts, forecasts or variations of such words or similar expressions are intended to identify forward-looking statements. The forward-looking statements are not guarantees of future performance. They are subject to risks, uncertainty and changes in circumstances. The statements that are not historical facts contained in this presentation are forward-looking statements, including, but not limited to, those related to Depomed’s strategy, plans, objectives, expectations (financial or otherwise) and intentions, future financial results and growth potential, including projected revenues and earnings, expectations regarding periods of exclusivity for the NUCYNTA® franchise, Gralise®, CAMBIA®, Zipsor®, cebranopadol, as well as any other statements that are not historical facts. These forward-looking statements are based on Depomed’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. Factors that may cause a result different than expected or anticipated include, but are not limited to: risks associated with the commercialization of our products, including competitive risks; risks relating to the pending ANDA litigation for Nucynta and Nucynta ER and generic entry into the market; pricing and third party payor reimbursement risks for our products; changes in regulatory policies, procedures, and laws, including FDA regulation of our products and regulation of our promotional practices; risks relating to the successful development of new product candidates; other risks and unforeseen events; as well as other risks related to Depomed's business detailed from time-to-time under the caption "Risk Factors" and elsewhere in Depomed's Securities and Exchange Commission filings and reports, including in its Annual Report on Form 10-K for the year ended December 31, 2016, its most recent Quarterly Report on Form 10-Q. Depomed assumes no duty or obligation to provide public updates of any forward-looking statements. 2 January 2018

Principles Guiding the Way We Do Business PUTTING PRODUCTIVITY Aimed at Improving Effectiveness Across the Business PROFITABILITY in Line with the Patient First Our Peer Group 3 January 2018

A Clear Strategy for Growth Executing on a Three Pillar Growth Strategy MAINTAIN a Strong/Profitable NUCYNTA Franchise GROW Neurology and Pain Businesses BUILD a New Specialty Business Collegium Transaction December 2017 90 Rep Salesforce Operational October 2017 Cosyntropin Depot Transaction Announced November 2017 4 January 2018

Collegium Deal Supports Maintaining a Strong/Profitable NUCYNTA® Franchise At closing, Collegium Pharmaceutical will obtain the rights to commercialize NUCYNTA® • – – – Depomed will retain ownership of the NDAs and be responsible for NUCYNTA® product supply Depomed will maintain responsibility for pediatric post-marketing studies Collegium will record revenues and assume all responsibilities associated with commercialization and distribution of NUCYNTA® Depomed will receive $10 million upfront and minimum royalties on all NUCYNTA® revenues from Collegium • – As long as the agreement is in force, for up to four years Depomed will be guaranteed royalties of $135 million per year, payable quarterly After year four, the royalty mechanism remains the same but without the guarantee: M A I N TA I N – 58% of sales under $233 million 25% of sales between $233 million and $258 million 17.5% of sales over $258 million – The royalty tiers may be adjusted post generic entry, which Depomed believes will not be until at least late 2025 Collegium may terminate with twelve months’ notice after the first anniversary and if it is within the first four years Collegium will pay Depomed a $25 million early termination fee Depomed can terminate the agreement if the trailing twelve month sales of NUCYNTA® are less than $180 million during the minimum royalty period The minimum Depomed can expect to receive under this agreement is $305 million 5 January 2018

Industrial Logic is Clear and Compelling: Financially, Strategically and Patient-Focused 6 January 2018 Depomed Collegium Financially Immediately Accretive Improves Absolute EBIDTA Strategically Collegium as a Leader in Pain and Depomed Ability to Focus on Neurology/ Orphan Drugs Allows Significant Cost Synergies Patient-Focused Combined Portfolio Represents Best-In-Class Products That Improve Continuum of Care

Collegium: Ideal Partner to Take NUCYNTA® to the Next Level • Recognized as an emerging leader in pain management and committed to building a leading pain company Xtampza® ER is the fastest growing Extended Release branded opioid Strong home office, commercial and managed care infrastructures Salesforce focused on Pain Specialists with significant overlap with NUCYNTA customers Collegium desired an Immediate Release product and viewed NUCYNTA® IR as best-in-class Xtampza® ER and NUCYNTA® ER’s different MOAs will be positioned as complementary products: • • • Collegium and Depomed Share a Commitment Putting the to • Patient First • – – Xtampza® ER: Abuse deterrent oxycodone of choice NUCYNTA® ER: Dual MOA and Diabetic Peripheral Neuropathy (DPN) Offering improves the continuum of care for patients with chronic pain – 7 January 2018

Headquarters Restructuring and Relocation Aligns with New Business Model • Headquarters Relocation in 2018: Evaluating Mid-West Coast Sites Provides Improved Access to Pharmaceutical Talent Current Footprint: and East • • Depomed Now Leaner, Nimbler, Financially Stronger – – 60,000 square feet housing 380 person salesforce 120 employees and • New Footprint: – Approximately employees Approximately 30,000 square feet housing approximately 70 – – 100 person salesforce Reduction of total headcount by approximately 330 people 8 January 2018

Potential for EBIDTA Improvement Assumed NUCYNTA Net Sales* *For illustrative purposes only Guidance to be Provided in 2018 9 January 2018 $220mm $240mm $260mm Potential EBIDTA Enhancement Resulting from Collegium Transaction $50 $37 $24 Royalty Payment Change to Grünenthal ($3.2) - $1.2 Net EBIDTA Improvement $46.8 $37 $25.2

Grow Our Neurology and Pain Businesses • September marked the completed relaunch of our Neurology salesforce with 90 representatives • Provides proper support to highly-promotionally sensitive products and CAMBIA ® Gralise® GROW October: Increased levels of Gralise® starter packs seen – • • Creates credible platform to expand with new products Committed to adding at least one new product in 2018 10 January 2018

Build A New Specialty Business • • • Establishment of a New Specialty Products Business Unit Mark Booth as General Manager brings 30+ years of biopharma experience Objective is to build a portfolio of specialty/orphan drugs addressing the unmet needs of the patient, physician and payors Provides a platform for new growth and diversification First product: Cosyntropin (Synthetic ACTH Depot) B U I L D • • – July 2017: Mallinckrodt grants license to West Therapeutic Development for Cosyntropin (Synthetic ACTH Depot); Forced FTC Divestiture 11 January 2018

Transformational Transaction Creates New Specialty Business Depomed/ Slán Medicinal Holdings Limited • Acquisition of Cosyntropin (Synthetic ACTH Depo) provides a late-stage, high-value product Depomed is the exclusive licensee for United States Current U.S. market is led by H.P. Acthar® Gel (Natural ACTH Depot) with estimated sales of $1.2B 1st Indication: NDA filing expected in late 2018 • • Next 12-18 Months: Expect to Bring onal Produc • – Launch expected in 2H 2019 into This Business 2nd Indication: Investigational New Drug (IND) trial enrolling in Infantile Spasms • – The Pediatric Epilepsy Research Consortium (Kelly Knupp, M.D., Principal Investigator) 15 sites enrolling approximately 400 patients Orphan Drug Status in infantile spasms granted August 2017 – – 12 January 2018

Gralise®: Differentiated within the 71MM Annual Prescription Highly Promotionally Sensitive Market Indication • Management of post-herpetic neuralgia • • 2016 net sales of $88 million 3Q 2017 net sales of $21 million Performance Clinical Differentiation • • Only once-daily formulation of gabapentin Significantly less dizziness and somnolence 13 January 2018

Cambia®: Differentiated within the 15MM Annual Prescription Highly Promotionally Sensitive Market Indication • Acute migraine attacks in adults • • 2016 net sales of $31 million 3Q 2017 net sales of $8 million Performance • Only single-agent in therapeutic class for acute migraine Clinical Differentiation • Rated as effective first-line treatment by the American Headache Society in 2015 14 January 2018

Zipsor®: Differentiated within the 11MM Annual Prescription Highly Promotionally Sensitive Market

Indication	• Mild to moderate acute pain in adults
Performance	• 2016 net sales of $28 million • 3Q 2017 net sales of $3.2 million
Clinical Differentiation	• Only prescription NSAID in gel cap form • Unique ProSorb® technology results in peak plasma levels in 27 minutes

15 | January 2018

DEPOMED

Milestones Driving Growth in 2018 and Beyond • • NUCYNTA® Commercialization Agreement: Close Agreement with Collegium Pharmaceutical Synthetic Cosyntropin (Synthetic ACTH Depot): Commenced Investigational New Drug (IND) Trial in Infantile Spasms Purdue Litigation: Pre-Trial Conference to Set Trial Date • • • Refinancing: Execute Refinancing of Deerfield and Pharmakon Advisors’ Secured Debt Synthetic Cosyntropin (Synthetic ACTH Depot): Submission of NDA by West for First Indication Business Development: Execute 1 to 2 New Opportunities Aimed at Accelerating Growth • 2018: A Year of Growth and Repositioning Setting up for a Breakout 2019/2020 16 January 2018 Second Half 2018 First Half 2018

Third Quarter 2017 Revenue Overview 3Q 2017 total GAAP revenues of $95.4 million 3Q 2017 net sales of $58.7 million versus $63.9 million in 2Q 2017 3Q 2017 net sales of $21.1 million versus $18.1 million in 2Q 2017 3Q 2017 net sales of $8.2 million versus $8.5 million in 2Q 2017 3Q 2017 net sales of $4.0 million versus $5.3 million in 2Q 2017 3Q 2017 net sales of $3.2 million versus $4.4 million in 2Q 2017 17 January 2018 Zipsor® Lazanda® CAMBIA® Gralise® NUCYNTA® Financial

Third Quarter 2017 Overview Decreased approximately two days from end of Q2 2017 Approximately 18% of revenue; down slightly from the second quarter $48.9 million $46.8 million $1.8 million $1.7 million $30.1 million versus $28.3 million in Q2 2017 18 January 2018 Non-GAAP EBIDTA Non-GAAP R&D GAAP R&D Non-GAAP SG&A GAAP SG&A COGS Days on Hand

Full-Year Guidance* * Depomed Third Quarter 2017 Press Release dated November 7, 2017 Impact of Hurricanes Irma and Maria on the NUCYNTA® ER Supply are in line with guidance 19 January 2018 Updated Guidance Prior Guidance Total Revenue (GAAP) $375 to $380 million $395 to $410 million Total Revenue (Non-GAAP) $380 to $385 million $400 to $415 million Non-GAAP SG&A Expense $190 to $194 million $195 to $201 million Non-GAAP R&D Expense $14 to $16 million $18 to $23 million Non-GAAP Adjusted EBITDA $104 to $109 million $107 to $117 million

Our Commitment to Shareholders Exec on a Clear Strategy of Leverage Opportunities Drive Superior Profitability Maintain a Strong NUCYNTA Franchise, Committed to Putting the Gro Our Neurology and Pain Businesses and Build Patient First a Ne Specialty Bus 20 January 2018